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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (date of earliest event reported): June 18,1998



                            MANUGISTICS GROUP, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                            0-22154                     52-1469385
(State of Incorporation)    (Commission File Number)          (I.R.S. Employer
                                                          Identification Number)

2115 EAST JEFFERSON STREET
ROCKVILLE, MARYLAND                                                  20852
(Address of principal executive offices                           (Zip Code)


                                 (301) 984-5000
              (Registrant's telephone number, including area code)


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ITEM 5.          OTHER EVENTS

         Manugistics Group, Inc. issued a press release on June 18, 1998 announcing that it has recently learned that lawsuits have been filed against the Company in the United States District Court for the District of Minnesota and the District of Maryland, Southern Division. Each of the complaints alleges certain disclosure violations under the federal securities laws against the Company, its Chairman and Chief Executive Officer, and its Chief Financial Officer.

ITEM 7.                   EXHIBITS

Exhibit Number

         99.6             Press Release dated June 18, 1998.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Manugistics Group, Inc.


Date: June 18, 1998           By: /s/ Peter Q. Repetti
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                              Peter Q. Repetti

                              Senior Vice President and Chief Financial Officer (Principal Financial Officer and Chief
                                Accounting Officer)
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                                 EXHIBIT INDEX


EXHIBIT NUMBER                   DESCRIPTION

99.6                             Press Release dated June 18, 1998